Hennessy Focus Fund
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 85.9%	Shares	Value
Communication Services - 26.4% (a)
AST SpaceMobile, Inc. (b)	1,125,142	$125,127,042
Cogent Communications Holdings, Inc.	492,488	11,967,458
Shenandoah Telecommunications Co.	796,737	9,457,268
		146,551,768

Consumer Discretionary - 16.0%
CarMax, Inc. (b)	219,238	9,764,860
Floor & Decor Holdings, Inc. - Class A (b)	62,000	4,089,520
Hilton Worldwide Holdings, Inc.	64,041	19,116,879
NVR, Inc. (b)	2,197	16,775,699
O'Reilly Automotive, Inc. (b)	289,605	28,500,028
Restoration Hardware Holdings, Inc. (b)	53,141	10,566,025
		88,813,011

Financials - 20.7%
Aon PLC - Class A	76,238	26,655,854
Brookfield Asset Management Ltd.	347,377	17,268,111
Brookfield Corp.	876,934	39,944,344
Brookfield Wealth Solutions Ltd.	23,581	1,076,001
Markel Group, Inc. (b)	14,842	30,287,179
		115,231,489

Health Care - 2.8%
Danaher Corp.	70,807	15,498,944

Industrials - 9.8%
Ashtead Group PLC	580,644	37,239,206
RELX PLC - ADR	47,000	1,682,600
TransDigm Group, Inc.	10,801	15,418,860
		54,340,666

Information Technology - 8.7%
Applied Materials, Inc.	107,512	34,653,268
CDW Corp.	108,355	13,694,988
		48,348,256

Real Estate - 1.5%
Altus Group Ltd.	249,295	8,458,436
TOTAL COMMON STOCKS (Cost $181,919,434)		477,242,570

REAL ESTATE INVESTMENT TRUSTS - 2.5%	Shares	Value
Real Estate - 2.5%
American Tower Corp.	76,623	13,736,971
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $59,000)		13,736,971

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 11.8%	Shares	Value
Fidelity Government Portfolio - Institutional Class, 3.57% (c)	8,169,516	8,169,516
First American Government Obligations Fund - Class X, 3.61% (c)	28,617,512	28,617,512
First American Treasury Obligations Fund - Class X, 3.59% (c)	28,617,512	28,617,512
TOTAL MONEY MARKET FUNDS (Cost $65,404,540)		65,404,540

TOTAL INVESTMENTS - 100.2% (Cost $247,382,974)		556,384,081
Liabilities in Excess of Other Assets - (0.2)%		(1,130,691)
TOTAL NET ASSETS - 100.0%		$555,253,390

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by the Hennessy Funds.

For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.
Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Trust. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund's securities as of January 31, 2026, are as follows:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$146,551,768	$–	$–	$146,551,768
Consumer Discretionary	88,813,011	–	–	88,813,011
Financials	115,231,489	–	–	115,231,489
Health Care	15,498,944	–	–	15,498,944
Industrials	54,340,666	–	–	54,340,666
Information Technology	48,348,256	–	–	48,348,256
Real Estate	8,458,436	–	–	8,458,436
Common Stocks - Total	477,242,570	–	–	477,242,570
Real Estate Investment Trusts:
Real Estate	$13,736,971	$–	$–	$13,736,971
Real Estate Investment Trusts - Total	13,736,971	–	–	13,736,971
Money Market Funds	65,404,540	–	–	65,404,540
Total Investments	$556,384,081	$–	$–	$556,384,081